              As filed with the Securities and Exchange Commission
                on March 30, 1998 (to be effective April 1, 1998)
                        Securities Act File No. 33-18505
                    Investment Company Act File No. 811-5388


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]

Pre-Effective Amendment No.                                                [   ]


Post-Effective Amendment No. 22                                            [ X ]

                            and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]


                               Amendment No. 23                            [ X ]


                        (Check appropriate box or boxes)

                                Cowen Funds, Inc.
        .................................................................
               (Exact Name of Registrant as Specified in Charter)

                     Financial Square
                    New York, New York               10005
           ......................................   ........
          (address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 495-6000

                              Rodd M. Baxter, Esq.
                                Cowen Funds, Inc.
                                Financial Square
                          New York, New York 10005-3531
                   ...........................................
                     (Name and Address of Agent for Service)

                                   Copies to:
                                Jon S. Rand, Esq.
                            Willkie, Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                            New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):

/   / Immediately upon filing pursuant to paragraph (b), or


/ X / on April 1, 1998 pursuant to paragraph (b), or


/   / 60 days after filing pursuant to paragraph (a), or


/   / on __________, 1998 pursuant to paragraph (a) of Rule 485



                       DECLARATION PURSUANT TO RULE 24f-2



          Registrant has registered an indefinite number of shares of each series of its Common Stock, $.001 par value per share, under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal period ended November 30, 1997, was filed with the Securities and Exchange Commission on January 21, 1998.

                                COWEN FUNDS, INC.

                                    FORM N-1A


             THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
      OF COWEN OPPORTUNITY FUND FILED AS PARTS OF POST-EFFECTIVE AMENDMENT NO. 21 TO THIS REGISTRATION STATEMENT EFFECTIVE ON APRIL 1, 1998, AS WELL
         AS COWEN OPPORTUNITY FUND'S ANNUAL REPORT FOR THE PERIOD ENDED
             NOVEMBER 30, 1997, ARE HEREBY INCORPORATED BY REFERENCE


                      COWEN INTERMEDIATE FIXED INCOME FUND
                        COWEN GOVERNMENT SECURITIES FUND

                              CROSS REFERENCE SHEET

Part A
Item No.                                     Prospectus Heading

 1.  Cover Page.......................       Cover Page

 2.  Synopsis.........................       The Fund's Expenses

 3.  Financial Highlights.............       Financial Highlights

 4.  General Description of
     Registrant.......................       Cover Page;
                                             Investment Objectives and
                                             Policies; and
                                             Additional Information

 5.  Management of the Fund...........       Management of the Fund; and
                                             Investment Objectives and Policies

 5.a. Management's Discussion of Fund.       Not applicable
                                             Fund Performance

 6.  Capital Stock and Other
     Securities.......................       Dividends,
                                             Distributions and Taxes;
                                             and Additional Information

 7.  Purchase of Securities
     Being Offered....................       Cover Page;
                                             Management of the Fund;
                                             Net Asset Value;
                                             Purchase of Shares; and
                                             Dividends, Distributions and
                                             Taxes

 8.  Redemption or Repurchase.........       Redemption of Shares

 9.  Pending Legal Proceedings........       Not applicable


Part B.                                      Heading in Statement of
Item No.                                     Additional Information

10.  Cover Page.......................       Cover Page

11.  Table of Contents................       Contents

12.  General Information and
     History..........................       Not applicable

13.  Investment Objectives and
     Policies.........................       Investment Objectives and
                                             Policies

14.  Management of the Fund...........       Management

15.  Control Persons and Principal
     Holders of Securities............       See in the Prospectus
                                             "Additional Information"

16.  Investment Advisory and
     Other Services...................       Management; Purchases and
                                             Redemptions; See in the
                                             Prospectus "Management of
                                             the Fund"

17.  Brokerage Allocation and
     Other Practices..................       Investment Objectives and
                                             Policies

18.  Capital Stock and Other
     Securities.......................       See in the Prospectus
                                             "Management of the Fund"

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered....................       Purchases and Redemptions

20.  Tax Status.......................       Taxes

21.  Underwriters.....................       Purchases and
                                             Redemptions; See in the
                                             Prospectus "Purchase of
                                             Shares"

22.  Calculations of Yield
     Quotations of Money
     Market Funds.....................       Not applicable

23.  Financial Statements.............       Financial Statements


Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------

       PROSPECTUS                                           APRIL 1, 1998

                              COWEN INTERMEDIATE
                              FIXED INCOME FUND

                               COWEN GOVERNMENT
                               SECURITIES FUND

                        Financial Square  New York, NY
                    10005-3597  800-262-7116  212-495-6724

        Cowen Intermediate Fixed Income Fund ("CIFIF") seeks, as its investment objectives, current income and stability of principal. The Fund seeks to achieve its objectives through investment primarily in high quality intermediate term fixed income securities.

        Cowen Government Securities Fund ("CGSF") seeks, as its investment objectives, total return consisting of current income and appreciation of capital through investment primarily in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

        Each of these funds (each a "Fund" and, collectively, the "Funds") is a series of Cowen Funds, Inc.

        This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling Cowen & Company ("Cowen") at (212) 495-6724 or (800) 262-7116 or by
        contacting your account representative. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 (COWEN LOGO)
                               COWEN & COMPANY

                            principal underwriter


                                                          CTFIF-1 4/98

--------------------------------------------------------------------------------

                                    CONTENTS
The Funds' Expenses............................................................3
Financial Highlights...........................................................5
Objectives and Policies........................................................7
Management of the Funds.......................................................15
Net Asset Value...............................................................17
Purchase of Shares............................................................18
Redemption of Shares..........................................................23
Dividends, Distributions and Taxes............................................25
Performance of the Funds......................................................27
Additional Information........................................................28
The Cowen Family of Funds.....................................................29

                  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                  INFORMATION OR TO MAKE ANY REPRESENTATIONS
                  OTHER THAN THOSE CONTAINED IN THIS
                  PROSPECTUS, THE STATEMENT OF ADDITIONAL
                  INFORMATION OR THE FUNDS' OFFICIAL SALES
                  LITERATURE IN CONNECTION WITH THE OFFERING
                  OF THE FUNDS' SHARES AND, IF GIVEN OR MADE,
                  SUCH OTHER INFORMATION OR REPRESENTATIONS
                  MUST NOT BE RELIED ON AS HAVING BEEN
                  AUTHORIZED BY THE FUNDS. THIS PROSPECTUS
                  DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN
                  WHICH, OR TO ANY PERSON TO WHOM, SUCH
                  OFFER MAY NOT LAWFULLY BE MADE.

                              THE FUNDS' EXPENSES

     Under the Multiple Pricing System, each Fund presently offers three methods of purchasing shares, enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares, as described below. The following table lists the costs and expenses that an investor will incur, either directly or indirectly, as a shareholder of each Fund, based upon the Fund's projected annual operating expenses.


                                                        CIFIF                             CGSF
                                            ------------------------------   ------------------------------
                                            Class A    Class B    Class C    Class A    Class B    Class I
                                            --------   --------   --------   --------   --------   --------
     Shareholder Transaction Expenses
          Maximum sales charge imposed
            on purchases of shares (as a
            percentage of offering
            price)........................    2.35%         0%        0%       4.75%         0%        0%
          Maximum sales charge imposed on
            reinvested dividends..........       0%         0%        0%          0%         0%        0%
          Maximum contingent deferred
            sales charge (as a percentage
            of
            redemption proceeds)..........       0%      3.00%        0%          0%      5.00%        0%
          Redemption fees.................      $0         $0        $0          $0         $0        $0
          Exchange fee (per
            transaction)..................      $0         $0        $0          $0         $0        $0
     Annual Portfolio Operating
       Expenses --
          (as percentage of average net
            assets)
          Management fees (after expense
            reimbursements and waivers)...       0%         0%        0%          0%         0%        0%
          12b-1 fees (after expense
            reimbursements and waivers)...     .25%       .50%        0%          0%       .50%        0%
          Other expenses (after expense
            reimbursements and waivers)...     .40%       .40%      .40%        .40%       .40%      .40%
     Total Fund Operating Expenses........     .65%       .90%      .40%        .40%       .90%      .40%


     The nature of the services for which the Funds pay management fees is described below under "Management of the Funds." Each Fund bears an annual Rule 12b-1 service fee of .25% of the value of the average daily net assets attributable to Class A shares. CIFIF bears an annual Rule 12b-1 fee of .50% of the value of the average daily net assets attributable to Class B shares, consisting of a .25% service fee and a .25% distribution fee. CGSF bears an annual Rule 12b-1 fee of 1.00% of the value of the average daily net assets attributable to Class B shares, consisting of a .25% service fee and a .75% distribution fee. Long-term shareholders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD") governing investment company sales charges. See "Management of the Funds -- Distributor."

     With respect to CGSF, Cowen is voluntarily waiving its investment management fee and service fee and absorbing all other expenses, except for .40% of Other expenses and .50% of the Class B distribution fee. The directors' fees are being waived by directors. With respect to CIFIF, Cowen is voluntarily waiving its investment management fee and absorbing all other expenses, except for .40% of Other expenses and its service and distribution fees. The directors' fees are being waived by directors. It is currently anticipated that this arrangement will continue with respect to each Fund through March 31, 1999. Absent a waiver by Cowen, the investment management fees would be .50% and .60% of annual average daily net assets of CIFIF and CGSF, respectively. If these expenses are not waived or absorbed, "Other expenses" in the above table would be 1.00%, .94% and .90% for Class A Shares, Class B and Class I Shares, respectively, of CIFIF and 3.10% and 3.46% for Class A Shares and Class I Shares respectively of CGSF, and "Total Fund Operating Expenses" would be 1.75%, 1.94% and 1.40% for CIFIF for Class A, B and I, respectively, and 3.95% and 4.06% for CGSF, for Class A and I shares, respectively. As of November 30, 1997, there were no Class B shares of CGSF outstanding. "Other expenses" in the table above are based on amounts for expenses that include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


  Example


     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each Fund assuming (1) a 5% annual return,
(2) payment of the shareholder transaction expenses and annual Fund operating expenses set forth in the table and the narrative above, in particular the fact that certain expenses of each Fund will be waived or absorbed through March 31, 1999, (3) Cowen will not permit the Funds' expenses to exceed 2 1/2% per year and (4) complete redemption at the end of the period.



                                                    1 Year    3 Years    5 Years    10 Years
CIFIF                                               ------    -------    -------    --------
     Class A....................................     $30        $44        $59        $103
     Class B....................................     $39        $49        $60        $111
     Class I....................................     $ 4        $13        $22        $ 51



                                                    1 Year    3 Years    5 Years    10 Years
CGSF                                                ------    -------    -------    --------
     Class A....................................     $51        $60        $69        $ 96
     Class B....................................     $59        $59        $70        $111
     Class I....................................     $ 4        $13        $22        $ 51


     An investor would pay the following expenses on the same investment in Class B shares assuming no redemption:


                                                    1 Year    3 Years    5 Years    10 Years
                                                    ------    -------    -------    --------
     CIFIF......................................     $ 9        $29        $50        $111
     CGSF.......................................     $ 9        $29        $50        $111


     The above example is intended to assist an investor in understanding various costs and expenses that the investor would bear upon becoming a shareholder of a Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. The assumed 5% annual return shown in the example is hypothetical and should not be considered to be a representation of past or future annual return; the actual return of a Fund may be greater or less than the assumed return.

                              FINANCIAL HIGHLIGHTS


     The following table has been audited by Ernst & Young LLP, the Funds' independent auditors, whose unqualified report thereon appears in the Company's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes which also appear in the Funds' Annual Report to Shareholders as of November 30, 1997. Selected data for a share of Common Stock outstanding throughout each of the periods noted is as follows:


                                                              Cowen Intermediate Fixed Income Fund
                                          -----------------------------------------------------------------------------
                                                                Class A                                 Class B
                                          ----------------------------------------------------   ----------------------
                                                                                 Period From
                                                                                   1/20/93
                                                                                (Commencement

                                                                                                       Year Ended
                                                                                of Operations)

                                                Year Ended November 30,                               November 30,
                                          -----------------------------------      through       ----------------------
                                           1997     1996      1995      1994       11/30/93      1997    1996     1995
                                           ----     ----      ----      ----    --------------   ----    ----     ----
Net Asset Value,
   Beginning of Period..................  $ 9.47   $  9.71   $  9.12   $ 9.95       $ 9.77       $9.54   $9.78   $ 9.17
                                          ------   -------   -------   ------       ------       -----   -----   ------
Income from Investment Operations:
   Investment Income -- Net.............     .59       .63       .67      .51          .40         .53     .61      .65
    Net Realized and Unrealized Gains
      (Losses) on Investments...........      --      (.15)      .59     (.68)         .14          --    (.15)     .61
                                          ------   -------   -------   ------       ------       -----   -----   ------
   Net from Investment Operations.......     .59       .48      1.26     (.17)         .54         .53     .46     1.26
                                          ------   -------   -------   ------       ------       -----   -----   ------
Less Distributions:
   Dividends from Net Investment
    Income..............................    (.59)     (.63)     (.67)    (.53)        (.36)       (.53)   (.61)    (.65)
   Distributions from Net Realized Gains
    on Investments......................      --      (.09)       --     (.13)          --          --    (.09)      --
                                          ------   -------   -------   ------       ------       -----   -----   ------
   Total Distributions..................    (.59)     (.72)     (.67)    (.66)        (.36)        .53    (.70)    (.65)
                                          ------   -------   -------   ------       ------       -----   -----   ------
Net Asset Value,
   End of Period........................  $ 9.47   $  9.47   $  9.71   $ 9.12       $ 9.95       $9.54   $9.54   $ 9.78
                                          ======   =======   =======   ======       ======       =====   =====   ======
   Total Return(5)......................    6.47%     5.21%    14.22%   (1.77%)       6.50%(2)    6.21%   4.96%   14.12%
Ratios/Supplementary Data
   Net Assets (000 Omitted).............  $9,341   $11,885   $14,667   $2,836       $1,167       $ 630   $ 769   $  577
   Ratio of Expenses to Average Net
    Assets..............................     .65%      .59%      .47%     .12%          --         .90%    .85%     .68%
   Ratio of Net Investment Income -- Net
    to Average Net Assets...............    6.29%     6.61%     6.90%    5.41%        4.93%(3)    6.03%   6.40%    6.79%
   Decrease Reflected on Above Ratios
    Due to:
   Investment Management, Service and
    Distribution Fees Waived by Cowen...     .50%      .50%      .50%     .63%         .75%(3)     .50%    .50%     .50%
   Other Expenses Waived or Absorbed....     .60%      .52%      .86%    3.43%        4.45%(3)     .54%    .46%    1.25%
   Portfolio Turnover Rate..............      92%      110%      264%     159%         143%         92%    110%     264%

                                                 Cowen Intermediate Fixed Income Fund
                                          ---------------------------------------------------
                                            Class B                    Class I
                                          -----------   -------------------------------------

                                          Period From
                                                                                  Period From
                                                              Year Ended
                                          7/12/94(4)
                                                                                  7/11/94(4)
                                                             November 30,
                                            through     -----------------------
                                           11/30/94     1997     1996     1995      through
                                          -----------   ----     ----     ----     11/30/94
Net Asset Value,
   Beginning of Period..................   9.$32(1)     $9.44   $ 9.68   $ 9.10   $   9.34(1)
                                             -----      -----   ------   ------      -----
Income from Investment Operations:
   Investment Income -- Net.............       .20        .61      .65      .69        .23
    Net Realized and Unrealized Gains
      (Losses) on Investments...........      (.15)        --     (.15)     .58       (.24)
                                             -----      -----   ------   ------      -----
   Net from Investment Operations.......       .05        .61      .50     1.27       (.01)
                                             -----      -----   ------   ------      -----
Less Distributions:
   Dividends from Net Investment
    Income..............................      (.20)      (.61)    (.65)    (.69)      (.23)
   Distributions from Net Realized Gains
    on Investments......................        --         --     (.09)      --         --
                                             -----      -----   ------   ------      -----
   Total Distributions..................      (.20)      (.61)    (.74)    (.69)      (.23)
                                             -----      -----   ------   ------      -----
Net Asset Value,
   End of Period........................     $9.17      $9.44   $ 9.44   $ 9.68      $9.10
                                             =====      =====   ======   ======      =====
   Total Return(5)......................      1.25%(2)   6.74%    5.46%   14.41%      (.36%)(2)
Ratios/Supplementary Data
   Net Assets (000 Omitted).............     $ 313      $ 701   $1,745   $1,872      $ 565
   Ratio of Expenses to Average Net
    Assets..............................       .19%(3)    .40%     .35%     .20%        --
   Ratio of Net Investment Income -- Net
    to Average Net Assets...............      2.15%(3)   6.63%    6.87%    7.23%      1.98%(3)
   Decrease Reflected on Above Ratios
    Due to:
   Investment Management, Service and
    Distribution Fees Waived by Cowen...       .18%(3)    .50%     .50%     .50%       .16%(3)
   Other Expenses Waived or Absorbed....      1.37%(3)    .50%     .42%     .97%      1.87%(3)
   Portfolio Turnover Rate..............       159%        92%     110%     264%       159%


---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution.
(2) Annualized.
(3) Not Annualized.
(4) Commencement of Distribution.
(5) Exclusive of Sales Charge.

                                                                    Cowen Government Securities Fund
                                          ------------------------------------------------------------------------------------
                                                               Class A                                     Class B
                                          --------------------------------------------------   -------------------------------
                                                                               Period From
                                                                                 1/20/93
                                                                              (Commencement       Year Ended       Period From
                                               Year Ended November 30,        of Operations)     November 30,      7/15/94(4)
                                          ---------------------------------      through       -----------------     through
                                           1997     1996     1995     1994       11/30/93       1996       1995     11/30/94
                                           ----     ----     ----     ----    --------------    ----       ----    -----------
Net Asset Value,
   Beginning of Period..................  $ 9.59   $ 9.83   $ 9.17   $10.11       $ 9.77       $10.01     $ 9.28   $     9.52(1)
                                          ------   ------   ------   ------       ------       ------     ------      -----
Income from Investment Operations:
   Investment Income -- Net.............     .61      .64      .69      .52          .41          .14        .63        .20
    Net Realized and Unrealized Gains
      (Losses) on Investments...........    (.01)    (.24)     .66     (.84)         .30          .10        .73       (.24)
                                          ------   ------   ------   ------       ------       ------     ------      -----
   Net from Investment Operations.......     .60      .40     1.35     (.32)         .71          .24       1.36       (.04)
                                          ------   ------   ------   ------       ------       ------     ------      -----
Less Distributions:
   Dividends from Net Investment
    Income..............................    (.61)    (.64)    (.69)    (.56)        (.37)        (.14)      (.63)      (.20)
   Distributions from Net Realized Gains
    on Investments......................      --       --       --     (.06)          --           --         --         --
                                          ------   ------   ------   ------       ------       ------     ------      -----
   Total Distributions..................    (.61)    (.64)    (.69)    (.62)        (.37)        (.14)      (.63)      (.20)
                                          ------   ------   ------   ------       ------       ------     ------      -----
Net Asset Value, End of Period..........  $ 9.58   $ 9.59   $ 9.83   $ 9.17       $10.11           --(6)  $10.01      $9.28
                                          ======   ======   ======   ======       ======       ======     ======      =====
   Total Return(5)......................    6.55%    4.34%   15.23%   (3.24%)       8.49%(2)     2.37%(6)  15.09%     (1.27%)(2)
Ratios/Supplementary Data
   Net Assets (000 Omitted).............  $3.433   $2,631   $3,945   $  488       $  547           --     $  153      $  60
   Ratio of Expenses to Average Net
    Assets..............................     .40%     .34%     .22%      --           --          .16%(3)    .75%       .28%(3)
   Ratio of Net Investment Income -- Net
    to Average Net Assets...............    6.47%    6.72%    7.08%    5.24%        5.06%(3)     1.24%(3)   6.62%      2.02%(3)
   Decrease Reflected on Above Ratios
    Due to:
   Investment Management, Service and
    Distribution Fees Waived by Cowen...     .85%     .85%     .85%     .78%         .75%(3)      .22%(3)   1.10%       .30%(3)
   Other Expenses Waived or Absorbed....    2.70%    2.72%    3.63%   11.85%       16.94%(3)      .60%(3)   5.29%      6.05%(3)
   Portfolio Turnover Rate..............     184%     107%     289%     210%         122%         107%       289%       210%

                                            Cowen Government Securities Fund
                                          ------------------------------------
                                                        Class I
                                          ------------------------------------

                                                Year Ended         Period From
                                               November 30,        7/11/94(4)
                                          ----------------------     through
                                          1997    1996     1995     11/30/94
                                          ----    ----     ----    -----------
Net Asset Value,
   Beginning of Period..................  $9.71   $9.94   $ 9.17   $      9.45(1)
                                          -----   -----   ------     ------
Income from Investment Operations:
   Investment Income -- Net.............    .62    (.65)     .70        .22
    Net Realized and Unrealized Gains
      (Losses) on Investments...........   (.01)   (.23)     .77       (.28)
                                          -----   -----   ------     ------
   Net from Investment Operations.......    .61     .42     1.47       (.06)
                                          -----   -----   ------     ------
Less Distributions:
   Dividends from Net Investment
    Income..............................   (.62)   (.65)    (.70)      (.22)
   Distributions from Net Realized Gains
    on Investments......................     --      --       --         --
                                          -----   -----   ------     ------
   Total Distributions..................   (.62)   (.65)    (.70)      (.22)
                                          -----   -----   ------     ------
Net Asset Value, End of Period..........  $9.70   $9.71   $ 9.94     $ 9.17
                                          =====   =====   ======     ======
   Total Return(5)......................   6.55%   4.48%   16.52%     (1.57%)(2)
Ratios/Supplementary Data
   Net Assets (000 Omitted).............  $  63   $  93   $   45     $   13
   Ratio of Expenses to Average Net
    Assets..............................    .40%    .36%     .20%        --
   Ratio of Net Investment Income -- Net
    to Average Net Assets...............   6.49%   6.75%    7.12%      2.42%(3)
   Decrease Reflected on Above Ratios
    Due to:
   Investment Management, Service and
    Distribution Fees Waived by Cowen...    .60%    .60%     .60%       .24%(3)
   Other Expenses Waived or Absorbed....   3.06%   3.14%    5.14%      6.26%(3)
   Portfolio Turnover Rate..............    184%    107%     289%       210%


---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution.
(2) Annualized.
(3) Not Annualized.
(4) Commencement of Distribution.
(5) Exclusive of Sales Charge.
(6) For the period from December 1, 1995 to February 12, 1996, the day on which all outstanding shares were presented for redemption.

                            OBJECTIVES AND POLICIES

     Set forth below is a description of the investment objectives and policies of each Fund. There can be no assurance that the Funds will achieve their investment objectives. Further information about the investment policies of each Fund, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

COWEN INTERMEDIATE FIXED INCOME FUND

     Cowen Intermediate Fixed Income Fund seeks, as its investment objectives, current income and stability of principal. Although the Fund seeks stability of principal, the Fund is not a money market fund and its net asset value will fluctuate in response to changes in interest rates and other market factors. The Fund seeks to achieve its objectives through investment primarily in high quality fixed income securities. The average weighted maturity of the securities held by the Fund may be shortened in order to preserve capital, but not below three years, if Cowen Asset Management, the Funds' investment manager, anticipates a rise in interest rates. Conversely, the average maturity may be lengthened, but not beyond ten years, to maximize yield if interest rates are expected to decline. The maximum remaining maturity of any investment held by the Fund is 30 years.

     The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), corporate bonds, debentures, non-convertible fixed income preferred stocks, asset-backed and receivable-backed securities, floating rate notes and mortgage related securities, including adjustable rate mortgage related securities ("ARMs"), collateralized mortgage obligations ("CMOs") and government stripped mortgage related securities. The securities held by the Fund are actively managed. Under normal market conditions, at least 65% of the Fund's net assets will be invested in securities rated high quality -- that is, rated in the two highest categories -- and all of the Fund's assets will be invested in securities rated in the four highest categories, established by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and unrated securities determined by Cowen Asset Management to be of comparable quality. Securities rated in the fourth highest category by S&P or Moody's, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade instruments. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings. Although the Fund has no current intention of doing so in the foreseeable future, it also may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. These investments are described in the Statement of Additional Information. The Fund will not invest more than 25% of its assets in privately issued mortgage related securities. The Fund also may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. See "Risk Factors and Certain Securities and Investment Techniques."

COWEN GOVERNMENT SECURITIES FUND

     Cowen Government Securities Fund seeks, as its investment objectives, total return consisting of current income and appreciation of capital through investments primarily in U.S. Government Securities. The maturities of the instruments in which the Fund invests may vary widely depending on prevailing and anticipated market and economic conditions. The average maturity of the Fund's holdings may be shortened in order to preserve capital if Cowen Asset Management anticipates a rise in interest rates. Conversely, the maturity may be lengthened to maximize return if interest rates are expected to decline. Because the Fund limits its investments to fixed income securities, the Fund may not achieve as high a level of capital appreciation as mutual funds that invest in more volatile securities such as equity securities.

     In addition to U.S. Government Securities, the Fund may invest in corporate bonds, debentures, non-convertible fixed income preferred stocks, asset-backed and receivable-backed securities and mortgage related securities, including CMOs and government stripped mortgage related securities. The securities held by the Fund are actively managed. Under normal market conditions, at least 65% of the Fund's net assets will be invested in U.S. Government Securities, and the balance of the Fund's assets will be invested in securities rated in the four highest categories, established by Moody's or S&P, and unrated securities determined by Cowen Asset Management to be of comparable quality. Securities rated in the fourth highest category by S&P or Moody's, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade instruments. The Fund will not invest more than 25% of its assets in privately issued mortgage related securities. Although it has no present intention of doing so in the foreseeable future, the Fund may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. These investments are described in the Statement of Additional Information. The Fund may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. See "Risk Factors and Certain Securities and Investment Techniques."

RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

     Fixed Income Securities. The market value of fixed income obligations of the Funds will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, Cowen Asset Management also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but Cowen Asset Management will consider this event in its determination of whether the Fund should continue to hold the securities.

     U.S. Government Securities. Each Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (1) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (2) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association ("FNMA"); or (3) only the credit of the issuer, such as securities of the Student Loan Marketing Association. Although the Funds invest in securities that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, the Funds' shares are not guaranteed, and upon redemption, may be worth more or less than the purchase price due to fluctuations in net asset value. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     U.S. Government Securities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

     U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities consist of STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     Temporary Investments. For temporary defensive purposes during periods when Cowen Asset Management believes that pursuing either Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. To the extent a Fund's assets are invested in money market instruments, the Fund will not be pursuing its stated investment objectives.

     Custodial Receipts. Each Fund may invest up to 25% of its total assets in custodial receipts or certificates, such as CATs, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

     Mortgage Related Securities. Each Fund may invest in mortgage related securities without limit. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

     Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     ARMs have interest rates that reset at periodic intervals, thereby allowing a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally is able to reinvest these amounts in securities with a higher current rate of return. Conversely, during periods of declining interest rates the opposite is expected to occur, although ARMs can generally be expected to experience fewer prepayments of principal than comparable fixed rate securities. The Fund, however, does not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of adjustable rate mortgages to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Fund's net asset value may fluctuate more than if it did not purchase ARMs. In addition, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

     Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of Cowen Asset Management, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply. See "Certain Investment Policies."

     Government Stripped Mortgage Related Securities. Each Fund may invest up to 10% of its total assets in government stripped mortgage related securities issued and guaranteed by the Government National Mortgage Association ("GNMA"), FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when Cowen Asset Management believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by a Fund.

     Investing in government stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities issued by government or government related entities. See "Mortgage Related Securities" above. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Funds expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a government stripped mortgage related security at a time when it wishes to do so. The Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition.

     Asset-Backed and Receivable-Backed Securities. Each Fund may invest up to 25% of its total assets in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors, including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

     An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Fund's investment objective and policies and subject to the review and approval of the Board of Directors and appropriate disclosure to investors, the Funds also may invest in other types of asset-backed and receivable-backed securities.

     Repurchase Agreements. Each Fund may, without limitation, engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements are the functional equivalent of secured loans collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Directors. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Cowen Asset Management, acting under the supervision of the Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with all other illiquid securities held by the Fund, exceeds 15% of the Fund's total assets. See "Certain Investment Policies." In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

     Mortgage Dollar Rolls. To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Funds may enter into mortgage dollar roll transactions with respect to not more than 25% of the Fund's total assets. A dollar roll transaction involves a sale by the Fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. At the time that the Fund enters into a mortgage dollar roll transaction, it will place in a segregated account maintained with its custodian or a designated sub-custodian cash, U.S. Government Securities or other liquid, unencumbered securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that its value is maintained.

     For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Lending Portfolio Securities. Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

     When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, each Fund may, without limitation, purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, U.S. Government Securities or other liquid, unencumbered in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

     Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

     Non-Publicly Traded Securities. Each Fund may invest up to 10% of its total assets in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund also may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities will be considered illiquid and therefore subject to the Fund's 15% limitation on the purchase of illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Directors has instructed Cowen Asset Management to determine and monitor on a daily basis the liquidity of Rule 144A Securities, although the Board of Directors will retain ultimate responsibility for any determination regarding liquidity.

CERTAIN INVESTMENT POLICIES

     Cowen Funds, Inc. on behalf of each Fund has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. Among other restrictions, each Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government Securities, or acquire more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest more than 25% of its total assets in securities of issuers in any one industry. Cowen Funds, Inc. on behalf of a Fund may borrow money as a temporary measure from banks in an aggregate amount not exceeding one-third of the value of the Fund's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging and a Fund may not purchase securities while borrowings exceed 5% of the value of the Fund's total assets. A Fund will not invest more than 15% of the value of its total assets in securities that are illiquid, including repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity, as well as securities that are restricted as to disposition under the 1933 Act that are illiquid by virtue of the absence of a readily available market.

     The investment restrictions listed above (with the exception of that regarding illiquid investments) as well as the Funds' investment objectives are fundamental policies and accordingly may not be changed with respect to either Fund without the approval of a majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise specifically stated, however, the investment policies and practices of each Fund are not fundamental and may be changed by the Board of Directors.

PORTFOLIO TRANSACTIONS

     All orders for transactions in securities on behalf of the Fund are placed with broker-dealers selected by Cowen Asset Management. Cowen may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the SEC. In addition, Cowen Asset Management may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those other broker-dealers may have charged if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received. Consistent with the NASD's Rules of Fair Practice, Cowen Asset Management may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those brokers providing comparable prices and execution on the Fund's portfolio transactions.

                            MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS

     The business and affairs of each Fund are managed under the direction of the Board of Directors of Cowen Funds, Inc. By virtue of the responsibilities assumed by Cowen Asset Management under its Investment Management Agreement with each Fund, the Fund will require no executive employees other than its officers, none of whom will devote full time to the affairs of the Fund.

INVESTMENT MANAGER


     Cowen, an investment adviser and broker-dealer registered with the SEC, through Cowen Asset Management, serves as each Fund's investment manager. Cowen currently serves as investment manager for four other mutual funds, Cowen Standby Reserve Fund, Inc., Cowen Standby Tax-Exempt Reserve Fund, Inc., Cowen Income + Growth Fund, Inc., Cowen Large Cap Value Fund and Cowen Opportunity Fund (another series of Cowen Funds, Inc.). Cowen Asset Management also serves as investment manager for Cowen Special Value Fund, which also is a series of Cowen Funds, Inc. and which has not commenced operations. Cowen's principal address is Financial Square, New York, New York 10005-3597.


     Pursuant to the Investment Management Agreement between Cowen Asset Management and each Fund, Cowen Asset Management has agreed to be responsible for the Fund's investment program. Subject to the supervision and direction of the Board of Directors, Cowen Asset Management manages the Fund's portfolio in accordance with the stated policies of the Fund. Cowen Asset Management makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. Cowen Asset Management also furnishes the Fund's statistical and research data, clerical help and data processing, bookkeeping, internal auditing and certain legal and other services required by the Fund, prepares reports to shareholders of the Fund, tax returns, reports to and filings with the SEC and state Blue Sky authorities, calculates the net asset value of shares of the Fund and generally assists in all aspects of the Fund's operation. For the services provided pursuant to the Investment Management Agreement, Cowen Asset Management is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .50 percent of average daily net assets of CIFIF and .60 percent of the average daily net assets of CGSF.

     Alan E. Koepplin, Senior Vice President of Cowen Asset Management, is an investment officer of each Fund and is primarily responsible for the daily management of each Fund's portfolio. Mr. Koepplin has had such responsibility since the Fund commenced operations in January, 1993. Mr. Koepplin has been with Cowen Asset Management since May, 1992. Prior thereto he was the Senior Fixed Income Manager with the Bank of New York.

DISTRIBUTOR

     Cowen acts as distributor of the Funds' shares. Cowen is a member of the NASD and of the New York, American and other principal national securities exchanges. Cowen is paid monthly fees by the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to a Shareholder Servicing and Distribution Plan (the "Plan") adopted by Cowen Funds, Inc. with respect to each Fund pursuant to Rule 12b-1 under the 1940 Act, is calculated at the annual rate of
 .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by Cowen to persons, including Cowen employees who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds or who provide other similar services not otherwise required to be provided by the Funds' investment adviser, transfer agent or other agent of the Funds.

     In addition, pursuant to the Plan, each Fund pays to Cowen a monthly distribution fee at the annual rate of .25% for CIFIF, and .75% for CGSF, of average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares of the respective Fund; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

     Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it receives under the Plan.

     Under its terms, the Plan continues from year to year, so long as its continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of Cowen Funds, Inc. and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may not be amended to increase materially the amount to be spent for the services provided by Cowen without shareholder approval, and all material amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) represented by the Class on not more than 30 days' written notice to Cowen.

     Pursuant to the Plan, Cowen will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which the expenditures were made. The Directors believe that a Fund's expenditures under the Plan will benefit the Fund and its shareholders by providing better shareholder services and by facilitating the distribution of shares.



CUSTODIAN AND TRANSFER AND DIVIDEND AGENT



     Investors Fiduciary Trust Company, a subsidiary of State Street Boston Corp., serves as the custodian of the Fund's investments. Communications to the Bank should be directed at P.O. Box 419111, Kansas City, Missouri 64141. DST, Inc. serves as the Fund's transfer and dividend agent. Communications to DST should be directed to 210 West 10th Street, Kansas City, Missouri 64105.


EXPENSES OF THE FUND

     Operating expenses of each Fund generally consist of all costs not specifically borne by Cowen or Cowen Asset Management, including investment management fees, fees for necessary professional and brokerage services, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Organizational expenses of each Fund have been deferred and are being amortized over a period not in excess of five years from the time the Fund commenced investment operations. In addition, the Funds bear certain expenses relating to the servicing of shareholder accounts and the distribution of its shares. The Funds' Investment Management Agreement with Cowen Asset Management provides that Cowen Asset Management will reimburse the Funds to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information. From time to time, Cowen Asset Management, in its sole discretion and as it deems appropriate, may reimburse or waive a portion or all of any Fund's operating expenses or the fees payable to it by the Fund.

     Each Class bears its own expenses, which generally include all costs not specifically borne by Cowen Asset Management. Included among a Class' expenses are (1) transfer agency fees as identified by the transfer agent as being attributable to a specific Class; (2) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; (3) Blue Sky registration fees incurred by a Class; (4) SEC registration fees incurred by a Class; (5) the expenses of administrative personnel and services as required to support the shareholders of a specific Class; (6) litigation or other legal expenses relating solely to one Class; and (7) directors' fees incurred as a result of issues relating to one Class. In addition, each Class will bear an allocable portion of all other Fund expenses not attributable to a particular Class based on the Class' relative net assets.

                                NET ASSET VALUE

     The net asset value per share of each Fund is calculated on each day on which the New York Stock Exchange, Inc. is open as of 4:15 p.m. Eastern time. Net asset value per share is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Assets traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. High quality money market instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the effect of fluctuating interest rates on the market value of the instrument.

                               PURCHASE OF SHARES

GENERAL INFORMATION

     Shares of the Fund are sold at the net asset value per share determined after receipt of an order plus a sales charge in the case of Class A shares. Investors whose orders are received by Cowen not later than 4:15 p.m., New York time, will become shareholders on that day. The Fund reserves the right to reject any order to purchase shares. Certificates for shares will be issued only upon the specific request of a shareholder.

     The minimum initial investment in a Fund is $1,000 and the minimum subsequent investment is $100, except that the minimum initial and subsequent investments for purchases of Fund shares through Retirement Plans for Self-Employed Persons and Individual Retirement Accounts will be $500 and $50, respectively. Each Fund reserves the right to vary these minimums at any time.

     Retirement Plans. Shares may be purchased in connection with various qualified tax-deferred retirement plans. Forms for establishing these plans are available through any Cowen account representative. Investors are urged to consult with a tax adviser in connection with the establishment of retirement plans.


     Automatic Investment Plan. The Funds offer an Automatic Investment Plan whereby DST is permitted through preauthorized checks of $100 or more ($50 in the case of Retirement Plans for Self-Employed Persons and Individual Retirement Accounts) to charge the regular bank account of a shareholder on a regular basis to provide systematic additions to the Fund account of the shareholder. While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account for checks returned for insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, Cowen Funds, Inc., DST, or Cowen. Further information regarding the Automatic Investment Plan may be obtained through any Cowen account representative.



     Under the Multiple Pricing System, each Fund presently offers three methods of purchasing shares, enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. Cowen account representatives and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. From time to time, Cowen's registered representatives and those of other broker-dealers that enter into selected dealer agreements with Cowen will receive additional non-cash compensation in the form of gifts or prizes such as merchandise or trips. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class I shares, as described below. In addition, the Distributor will from its own resources make additional payments to Branch Cabell and Company at a maximum annual rate of .20% of the net asset value for shares of CGSF and .16% of the net asset value for shares of CIFIF sold by Branch Cabell and Company.

CLASS A SHARES

     The public offering price of Class A shares is the net asset value per Class A share next determined after a purchase order is received plus a sales charge, if applicable. Class A shares are subject to a service fee at the annual rate of .25% of the value of the Fund's average daily net assets attributable to this Class. See "Management of the Funds -- Distributor." The sales charge payable upon the purchase of Class A shares will vary with the amount of purchase as set forth below.

CIFIF

                                  Sales Charge as a      Sales Charge as a
     Shares Purchased in          Percentage of the      Percentage of the      Dealer
      Single Transaction        Public Offering Price   Net Amount Invested   Reallowance
     -------------------        ---------------------   -------------------   -----------
Up to $49,999.................          2.35%                  2.40%             2.00%
$50,000 - $99,999.............          2.25%                  2.30%             1.90%
$100,000 - $249,999...........          2.00%                  2.04%             1.75%
$250,000 - $499,999...........          1.75%                  1.78%             1.50%
$500,000 - $999,999...........          1.45%                  1.47%             1.25%
$1,000,000 - $2,999,999.......             0%                     0%              .60%
$3,000,000 - $3,999,999*......             0%                     0%              .30%

CGSF

                                  Sales Charge as a      Sales Charge as a
     Shares Purchased in          Percentage of the      Percentage of the      Dealer
      Single Transaction        Public Offering Price   Net Amount Invested   Reallowance
     -------------------        ---------------------   -------------------   -----------
Up to $49,999.................          4.75%                  5.00%             4.00%
$50,000 - $99,999.............          4.00%                  4.17%             3.25%
$100,000 - $249,999...........          3.75%                  3.90%             3.00%
$250,000 - $499,999...........          2.50%                  2.56%             2.00%
$500,000 - $999,999...........          2.00%                  2.04%             1.50%
$1,000,000 - $2,999,999.......             0%                     0%              .80%
$3,000,000 - $3,999,999*......             0%                     0%              .40%

---------------


* Investors who purchase $4 million or more of shares will receive Class I shares, which are not subject to any front-end sales charge. See "Class I Shares."


     The above schedules of sales charges are applicable to purchases in a single transaction by, among others: (1) an individual; (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (3) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (4) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other, as defined in the 1940 Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     You may benefit from a reduction of the sales charges in accordance with the above schedules if the cumulative value (at current net asset value) of Class A shares purchased in a single transaction, together with those Class A shares previously purchased subject to payment of a sales charge, plus Class A shares of Cowen Income + Growth Fund, Inc. and Cowen Opportunity Fund previously or simultaneously purchased subject to a sales charge, amounts to $50,000 or more. The foregoing schedules of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of a Fund, Cowen Income + Growth Fund, Inc. and Cowen Opportunity Fund from Cowen. Class A shares of a Fund, Cowen Income + Growth Fund, Inc. and Cowen Opportunity Fund previously purchased during a 90-day period prior to the date of receipt by Cowen of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction.

     A shareholder who has redeemed his Class A shares may reinvest all or part of the redemption proceeds within 30 days without imposition of a sales charge. This privilege may be exercised only once by a shareholder. The tax status of a gain realized on a redemption will not be affected by exercise of the reinvestment privilege but a loss will be nullified if the reinvestment is made within 30 days of the redemption. See the Statement of Additional Information for the tax consequences when, within 90 days of a purchase of shares, the shares are redeemed and reinvested in the Fund or another mutual fund.

     Each Fund offers Class A shares without imposition of a sales charge to (1) employees of Cowen and registered representatives of securities dealers that participate in distribution of the Fund's shares; (2) Individual Retirement Accounts for those persons; (3) the spouses, children, parents, grandparents, siblings, spouse's parents and sibling's children of those persons when purchase orders on their behalf are placed by those persons; (4) directors and trustees of registered investment companies whose shares are distributed by Cowen, Individual Retirement Accounts for those persons, employee benefit plans for those persons, and the spouses and minor children of those persons when purchase orders on their behalf are placed by those persons; (5) Cowen and its subsidiaries; (6) participants in any pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code when purchase orders are placed by such participants pursuant to such plans; (7) officers, directors, partners and employees of the Fund's counsel or auditors; and (8) investors who purchase shares of the Fund to the extent that the investment represents (a) the proceeds from the redemption made within the preceding 60 days of shares of another mutual fund not affiliated with Cowen Asset Management whose shares were purchased subject to a sales charge, or (b) the net proceeds of the sale within the preceding 60 days of shares of any closed-end investment company. The Distributor pays a sales commission equal to 1.00% of the amount invested to dealers who sell Class A Shares without imposition of a sales charge to investors described in items (6) and (8).

CLASS B SHARES

     The public offering price of Class B shares is the net asset value per share next determined after a purchase order is received without imposition of any front-end sales charge. The Distributor pays a sales commission equal to 4.00% of the amount invested to dealers who sell Class B shares of CGSF and a sales commission equal to 2.00% of the amount invested to dealers who sell Class B shares of CIFIF. Class B shares may be subject upon redemption to a contingent deferred sales charge ("CDSC"). See "Redemption of Shares." Class B shares of CIFIF are subject to a service fee at the annual rate of .25%, and a distribution fee at the annual rate of .25%, and Class B shares of CGSF are subject to a service fee at the annual rate of .25%, and a distribution fee at the annual rate of .75%, of the value of the respective Fund's average daily net assets attributable to this Class. See "Management of the Funds -- Distributor." Cowen has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing account representatives that all purchases of shares should be for Class A shares when the purchase is for $500,000 or more by an investor not eligible to purchase Class I shares. Cowen reserves the right to vary these guidelines at any time.



CLASS I SHARES



     The public offering price of Class I shares is the net asset value per share next determined after a purchase order is received without imposition of any sales charge. Class I shares were previously designated as Class C shares. Certain dealers may refer to Class I shares as "institutional shares." Class I shares, which are not subject to any service fee or distribution fee, are available exclusively to (1) employee benefit plans for employees of Cowen and securities dealers that participate in distribution of the Fund's shares; (2) charitable organizations (as defined in Section 501(c)(3) of the Code) investing $100,000 or more; (3) any pension fund, corporation, state or local government, Taft-Hartley plan, foundation and/or endowment which is a client of a consulting firm, if that firm has contacted the Fund. Cowen or any subsidiary of Cowen with respect to furnishing advice to the client or with respect to the purchase of the securities of the Fund by such client; (4) investors purchasing $4 million or more of shares of the Fund; (5) accounts as to which a bank, registered investment adviser or broker-dealer charges an account management fee, provided the bank, registered investment adviser or broker-dealer has an agreement with Cowen relating to investment in the Fund; (6) investors, and their spouses and minor children, who are investment advisory clients of Cowen or any of its subsidiaries or who are affiliated persons or sponsoring companies of those clients; and (7) purchasers placing orders through a broker that maintains an omnibus account with the Fund and such purchases are made (i) by investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services; (ii) by clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent, or
(iii) for retirement and deferred compensation plans and trusts used to fund those plans, including but limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or "rabbi trusts." Investors who purchase pursuant to (7) may be charged a fee by the broker or agent utilized to effect the transaction. The Distributor will from its own resources compensate broker-dealers and service agents at a maximum annual rate of .15%, .15% and
 .35% respectively of the net asset value of shares purchased pursuant to (3),
(5) and (7), respectively.


EXCHANGE PRIVILEGE

     Shares of one Fund may be exchanged for shares of the same Class (or the sole class offered) of the other Fund or any of the mutual funds listed below for which Cowen serves as a distributor.


     - Cowen Opportunity Fund, a fund that seeks capital appreciation through investment in the equity securities of small capitalization companies.


     - Cowen Income + Growth Fund, Inc., a fund that seeks a high level of dividend income, to the extent consistent with prudent investment management, by investing primarily in income-producing equity securities.


     - Cowen Large Cap Value Fund, a fund that seeks capital appreciation through investing in securities of issuers which are deemed to be undervalued.

     - Cowen Standby Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income to the extent consistent with preservation of capital and maintenance of liquidity.

     - Cowen Standby Tax-Exempt Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

     For purposes of this discussion, Cowen Standby Reserve Fund, Inc. and Cowen Standby Tax-Exempt Reserve Fund, Inc. are referred to as "money market funds" and Cowen Income + Growth Fund, Inc. and Cowen Opportunity Fund are referred to as "non-money market funds."

     Shares of these mutual funds are available only to investors residing in states where these mutual funds are qualified for sale. They are sold pursuant to separate prospectuses that may be obtained through any Cowen account representative, through account representatives of Cowen correspondents, or through any other member of the NASD, or any foreign nonmember of the NASD, which has entered into a Sales Agreement with Cowen with respect to such funds. An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is subject to termination and its terms are subject to change upon 60 days' notice to shareholders.


     Under the Multiple Pricing System, an exchange of shares of one Fund with shares of the other Fund or other Cowen funds' shares will be limited to shares of the same class or the sole class (money market funds only) of shares of a fund from which the exchange is to be effected. For example, if a holder of Class A shares of a non-money market fund exchanges his shares for shares of a money market fund and thereafter wishes to exchange those shares for shares of a Fund, he may receive only Class A shares in the latter transaction. As another example, if a holder of shares of a money market fund acquired as a result of an initial investment and not from an exchange wishes to exchange his shares for shares of a non-money market fund, he may receive Class A shares, Class B shares or Class I shares (depending on his eligibility for Class I shares) in the exchange transaction. Thereafter, any further exchanges would be subject to the principal described above limiting subsequent exchanges to the same class or the sole class of shares of other funds.


     Class A Exchanges. A shareholder may effect exchanges among the mutual funds listed above and the Funds on the basis of relative net asset values without imposition of a sales charge; provided, however, that where shares of a money market fund acquired through a direct purchase are exchanged for Class A shares of a Fund or another non-money market fund, the appropriate sales charge will be imposed at the time of the exchange. Because a substantially lower sales charge is paid upon purchase of Class A shares of CIFIF, holders of these shares will not be able to exchange their shares with shares of CGSF or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, Class A shares of CIFIF will be exchangeable without the imposition of any additional sales charge.

     Class B Exchanges. As described below under "Redemption of Shares," the CDSC payable by Class B shareholders upon redemption of their shares will vary with the period of time that the shares are held (the "CDSC holding period"). For purposes of calculating the CDSC holding period, any Class B shares received in an exchange will be deemed to have been purchased on the same date as the Class B shares given in exchange. If, however, a Class B shareholder exchanges his shares for shares of either money market fund, which do not offer a class of shares subject to a CDSC, such exchange will toll, or suspend, the running of the CDSC holding period for as long as the money market fund shares are held and, if those shares are redeemed, a CDSC will be imposed based on the CDSC holding period without regard to the period during which the money market fund shares were held. For example, if a holder of Class B shares of CGSF who has held those shares for a period of more than four but less than five years exchanges his shares for shares of a money market fund, holds those shares of the money market fund for a period of one year, and thereafter exchanges those shares for Class B shares of CGSF, such shareholder will be deemed to have held the Class B shares for a period of four full years on the date of the last exchange. If the shareholder were then immediately to redeem his Class B shares of CGSF, such redemption would be subject to a 2.00% CDSC. Similarly, the same CDSC would be imposed if at any time the money market fund shares were redeemed. Conversely, if the shareholder had held his Class B shares of CGSF for the full six year period, no CDSC would have been imposed upon redemption.

     Because a substantially lower CDSC schedule is applicable to Class B shares of CIFIF, holders of these shares will not be able to exchange their shares with shares of CGSF or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, if a holder of these shares wanted to exchange all or a portion of his shares for Class B shares of CGSF or of any of the non-money market funds that offer Class B shares subject to a higher CDSC than that imposed by CIFIF, the exchanged Class B shares will not be subject to the higher applicable CDSC. Upon redemption, the lower CDSC schedule applicable to Class B shares of CIFIF will apply.

                              REDEMPTION OF SHARES

GENERAL INFORMATION


     Each Fund will redeem shares without charge at the net asset value per share next determined after receipt of a redemption order in proper form by Cowen or DST, less any CDSC imposed on Class B shares. Any redemption request received by Cowen prior to 4:15 p.m., New York time, will be transmitted to DST on that day and the proceeds of the redemption will be transmitted in accordance with the investor's instructions within seven days. Redemption requests received at or after that time will be effected on the next business day. Proceeds of any redemption will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take 15 or more days. Pending clearance, Cowen will hold redemption proceeds under circumstances resulting in no earnings to investors. Investors can avoid the inconvenience associated with check clearance delays by purchasing shares with immediately available funds held in a brokerage account with Cowen or a participating securities dealer or transmitted to DST by wire transfer.



     Cowen generally will effect redemptions of shares upon oral instruction received from a shareholder. If shares are to be redeemed pursuant to an order sent to DST by the shareholder, DST will require written redemption instructions signed by the shareholder of record, which signature must be guaranteed by a commercial bank or trust company (not a savings bank) located or having a correspondent in New York City, or by a member organization of the New York Stock Exchange, Inc. The redemption order must specify which Class of shares is being redeemed. If certificates have been issued representing the shares to be redeemed, the certificates must also be endorsed, or a duly executed stock power must be furnished, with signatures guaranteed as discussed above, and must be submitted to Cowen or DST with the redemption request.

Cowen or DST may require further documentation if the shareholder is a corporation, partnership, trust, estate or other entity. The payment of redemptions may be wired to a shareholder's commercial bank account. There is a $10 charge for each federal funds wire transaction. The minimum amount for wire redemptions is $10,000. A shareholder who wishes to redeem by wire should contact DST at 1-800-262-7116.


     Each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. Each Fund reserves the right to redeem shares in any account, other than an Individual Retirement Account or other qualified retirement plan, at their net asset value if the value of the account is less than $250. The shareholder having the account will first be notified in writing that the account has a value of less than $250 and will be allowed 60 days to increase the Fund account to $250 or more before the redemption is processed by the Fund.

     The Funds offer a Systematic Withdrawal Plan under which a shareholder with $10,000 or more in a Fund may elect to redeem periodic payments to himself or a designated payee on a monthly, quarterly or annual basis. For accounts other than qualified retirement plans, the minimum rate of withdrawal is $50 per month and the maximum monthly withdrawal is one percent of the current account value in the Fund as of the commencement of participation in the plan. A shareholder who elects to use the Systematic Withdrawal Plan should be aware that periodic payments will be made from redemptions of his shares. However, any Class B shares redeemed under the Systematic Withdrawal Plan will not be subject to a CDSC as described below. Dividends and distributions paid on his shares may not cover the full amount of each periodic payment.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

     A CDSC payable to Cowen is imposed on any redemption of Class B shares held less than six years equal to a specified percentage, as set forth below, of the net asset value of the shares redeemed at the time of purchase or at the time of redemption, whichever is lower. Class B shares held six years or longer and Class B shares purchased through reinvestment of dividends or capital gains distributions are not subject to the CDSC. Furthermore, no CDSC will be imposed on an amount that represents an increase in value of the shareholder's account resulting from capital appreciation.

     In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder purchased the shares being redeemed. The following table sets forth the rates of the CDSC for redemptions of Class B shares by investors:

                                                                        CDSC
                      Year Since Purchase in Which                 --------------
                         Redemption is Effected                    CIFIF    CGSF
                      ----------------------------                 -----    -----
         Year 1................................................    3.00%    5.00%
         Year 2................................................    3.00%    4.00%
         Year 3................................................    2.00%    3.00%
         Year 4................................................    2.00%    3.00%
         Year 5................................................    1.00%    2.00%
         Year 6................................................    1.00%    1.00%
         Thereafter............................................     None     None

     In determining the applicability and rate of any CDSC, redemptions of Class B shares are made first of amounts due to capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions, and then of other shares held by the shareholder for the longest period of time. As a result, the CDSC, if any, will be imposed at the lowest possible rate. For example, assume that an investor owns 100,000 shares of CGSF that he purchased seven years ago, 100,000 shares that he purchased more than four but less than five years ago at $10 per share and 1,000 shares received in respect of reinvestment of dividends and distributions. The shares now have a net asset value of $20 per share. The investor may redeem the 100,000 shares he purchased seven years ago and the 1,000 shares he acquired through reinvestments without paying a CDSC. If the investor redeems the balance of his shares, he would pay a CDSC based on the net asset value at the time of purchase ($10 per share). Thus, the investor would pay a CDSC equal to $20,000 (100,000 shares multiplied by $10 per share multiplied by the applicable rate of 2%).

     Waivers of CDSC. The CDSC, if any, will be waived in the case of (1) redemptions of Class B shares held at the time a shareholder dies or becomes disabled, including the Class B shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability and (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement, (b) distributions from an Individual Retirement Account, Keogh plan or custodial account under Section 403(b) (7) of the Code following attainment of age 59 1/2, (c) a tax-free return of an excess contribution to an Individual Retirement Account, and (d) distributions pursuant to Systematic Withdrawal Plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     Dividends from net investment income of each Fund will be declared daily and distributed monthly and distributions of net realized capital gains of the Fund, if any, will be declared and distributed annually after the close of the fiscal year in which they are earned. Unless a shareholder instructs the Fund that dividends and capital gains distributions on shares of any Class should be paid in cash, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class of the Fund at net asset value, without a sales charge. A shareholder will be entitled to receive dividends declared with respect to shares of a Fund from the date on which a purchase payment is made (ordinarily the fifth business day after a purchase order is placed) through the date on which a redemption order for those shares is placed. Each Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of its shareholders, a Fund will declare and pay dividends of its net investment income and distributions of its net capital gains more frequently than stated above. The per share dividends and distributions on Class I shares will be higher than those on Class A shares, which in turn will be higher than those on Class B shares, as a result of the different service, distribution and transfer agency fees applicable to the Classes. See "The Funds' Expenses," "Purchase of Shares," "Management of the Funds -- Distributor" and "Additional Information."

TAXES


     Cowen Funds, Inc. intends that each Fund qualify each year as a regulated investment company within the meaning of the Code. To qualify as a regulated investment company for federal income tax purposes, the Fund will limit its income and investments so that at the close of each quarter of the taxable year
(a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government Securities) of a single issuer or of two or more issuers controlled by the Fund that are engaged in the same or similar trades or businesses or in related trades or businesses and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) U.S. Government Securities and (iii) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. If a Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders.


     Dividends paid by a Fund out of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares and whether the distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the Fund will generally not qualify for the federal dividends received deduction for corporate shareholders.

     Statements as to the tax status of each Fund shareholder's dividends and distributions will be mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of the Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represent interest derived from U.S. Government Securities.

     Shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific situations before investing in the Fund.

                            PERFORMANCE OF THE FUNDS

YIELD

     From time to time, the Funds may advertise the 30-day "yield" for each Class. The yield of a Fund refers to the income generated by an investment in the Class over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

TOTAL RETURN

     From time to time, the Funds may advertise their "average annual total return" over various periods of time for each Class. This total return figure shows the average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. Figures will be given for recent one-, five- and ten-year periods, or for the life of the Class to the extent that it has not been in existence for the full length of those periods, and may be given for other periods as well (such as on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be calculated either with or without the effect of the sales charge to which Class A shares are subject or any applicable CDSC for Class B shares and may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

     It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Funds' yield and total return. Shareholders may make inquiries regarding a Fund, including current yield quotations or total return figures, to any Cowen account representative. The offering of Class B and Class C shares is expected to commence in the future. Accordingly, no performance information is available at this time for these shares.

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Classes with that of other mutual funds (or classes thereof) as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities, such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Intermediate Government Bond Index. The performance information of the Classes also may include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor,

Barron's, Investor's Daily, Kiplingers Personal Finance, The Wall Street Journal, USA Today, The New York Times and Money.

     Cowen Funds, Inc. sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Funds. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class, it will also disclose the information for other Classes.

                             ADDITIONAL INFORMATION

     Each Fund is a series of Cowen Funds, Inc., which was incorporated on June 26, 1986 under the laws of the State of Maryland. All shares of the Fund have equal rights and privileges as to participation in dividends and distributions and in the net distributable assets on liquidation. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or exchange rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and/or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Directors.

     When matters are submitted for shareholder vote, shareholders of each series of Cowen Funds, Inc., including each Fund, will have one vote for each full share held and proportional, fractional votes for each fractional share held. Shareholders of all series of Cowen Funds, Inc. will vote collectively on certain matters affecting all series, such as the election of directors and the selection of accountants; shareholders of one series are not entitled to vote on a matter that does not affect that series but that does require a separate vote of another series, such as a particular series' investment management agreement. In turn, all matters affecting only the interests of one Class, such as the terms of the Plan as it relates to a Class, require a separate vote of the shareholders of that Class. Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for Cowen Funds, Inc. to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of accountants. However, pursuant to the By-Laws of Cowen Funds, Inc., the holders of at least 10 percent of the shares outstanding and entitled to vote may require a special meeting of shareholders to be held for any purpose, including that of removing a director from office. Shareholders of Cowen Funds, Inc. may remove a director by the affirmative vote of a majority of the outstanding voting shares. In addition, the Board of Directors will call a special meeting of shareholders for the purpose of electing directors if, at any time, less than a majority of the directors holding office at that time was elected by shareholders.


     Year 2000 Risks. Like other mutual funds, the Funds could be adversely affected if the computer systems used by Cowen and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Cowen is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                           THE COWEN FAMILY OF FUNDS

     COWEN INTERMEDIATE FIXED INCOME FUND, a series of Cowen Funds, Inc., seeks current income and stability of principal. The Fund seeks to achieve its objectives through investment primarily in high quality intermediate term fixed income securities.

     COWEN GOVERNMENT SECURITIES FUND, a series of Cowen Funds, Inc., seeks total return consisting of current income and appreciation of capital through investment primarily in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


     COWEN OPPORTUNITY FUND, a series of Cowen Funds, Inc., seeks capital appreciation through investment in the equity securities of small capitalization companies.


     COWEN INCOME + GROWTH FUND, INC. seeks a high level of dividend income, to the extent consistent with prudent investment management, by investing primarily in income-producing equity securities.


     COWEN LARGE CAP VALUE FUND, a series of Cowen Series Funds, Inc., seeks appreciation of capital through investment in securities which are deemed undervalued.


     COWEN STANDBY RESERVE FUND, INC., a money market fund whose investment objective is the maximization of current income to the extent consistent with preservation of capital and maintenance of liquidity.

     COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC., a money market fund whose investment objective is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

     For more complete information regarding any of these funds, including charges and expenses, contact your account representative or call 800-262-7116.

                    (This page is intentionally left blank)

                    (This page is intentionally left blank)

                       STATEMENT OF ADDITIONAL INFORMATION



                                  April 1, 1998


                      COWEN INTERMEDIATE FIXED INCOME FUND
                        COWEN GOVERNMENT SECURITIES FUND


                                each a series of

                                COWEN FUNDS, INC.

              Financial Square, New York, NY 10005, (212) 495-6724,
                                 (800) 262-7116



           This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund (each a "Fund" and, collectively, the "Funds") dated April 1, 1998 and is incorporated by reference in its entirety therein. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained by calling Cowen & Co. ("Cowen"), the Fund's principal underwriter, at (212) 495-6724 or by contacting any Cowen account representative.


                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----
                Investment Objectives and Policies...........               2
                Purchases and Redemptions....................              10
                Management...................................              11
                Taxes........................................              16
                Performance Information......................              18
                Financial Statements.........................              21
                Appendix.....................................             A-1



                                 COWEN & COMPANY

                              Principal Underwriter

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

           The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

RATINGS AS INVESTMENT CRITERIA

           In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of Cowen, through Cowen Asset Management, their investment manager, to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's and S&P and their significance.

           Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of the debt obligation by the Fund, but Cowen Asset Management will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

U.S. GOVERNMENT SECURITIES

           Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities ("U.S. Government Securities") in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, The Financing Corporation, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. government only if Cowen Asset Management determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

MORTGAGE RELATED SECURITIES

         The average maturity of pass-through pools of mortgage related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

         Mortgage related securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. governmental corporation within the Department of Housing and Urban Development. Government related mortgage securities are not backed by the full faith and credit of the United States. Issuers of these securities include FNMA and FHLMC. FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

         Cowen Asset Management expects that private, governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage related securities are developed and offered to investors, the Funds, consistent with their objectives and policies, will consider making investments in those new types of securities.

         The Funds also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Funds will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

FUTURES CONTRACTS AND COMMODITY OPTIONS

         Although there is no present intention to do so in the foreseeable future, each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate and securities index futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the judgment of Cowen Asset Management that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

         A Fund will not enter into futures contracts and commodity options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the security or segregation of assets. With respect to long positions in a commodity futures contract or option (e.g., futures contracts to purchase the underlying commodity and call options purchased or put options written on these futures contracts or commodities), the underlying commodity value of the futures contract at all times will not exceed the sum of cash, short term U.S. debt obligations or other high quality obligations set aside for this purpose.

         A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to Cowen Asset Management's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

         Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a Fund. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by a Fund that is being hedged.

         On other occasions, a Fund may enter into contracts to purchase the underlying commodity. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

         A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and the Fund may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Fund.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33-1/3% of the value of a Fund's total assets. A Fund will not lend securities to Cowen unless the Fund has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian or with a designated sub-custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder." A Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board of Directors must terminate the loan and regain the right to vote the securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.

         When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INVESTMENT RESTRICTIONS

         The investment restrictions numbered 1 through 10 below have been adopted by Cowen Funds, Inc. as fundamental policies of each of the Funds. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions 11 through 16 may be changed by a vote of a majority of the Board of Directors at any time.

         Under the investment restrictions adopted by the Funds:

         1. A Fund will not purchase securities (other than U.S. Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         2. The Funds will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in U.S. Government Securities, and up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

         3. A Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. This limitation is not applicable to a Fund's investments in U.S. Government Securities.

         4. A Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever a Fund's borrowings exceed 5% of the value of its total assets, it will not make any additional investments.

         5. A Fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective and policies.

         6. A Fund will not purchase securities on margin, except that the Fund may obtain any short term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

         7. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         8. A Fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

         9. A Fund will not purchase or sell commodities or commodity contracts (except financial futures contracts and related options and other similar contracts).

         10. A Fund will not act as an underwriter of securities, except as the Fund may be deemed an underwriter in connection with dispositions of its investments.

         11. A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

         12. A Fund will not make investments for the purpose of exercising control of management.

         13. A Fund will not purchase any security if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Fund would own any securities of a registered open-end investment company or more than 3% of the total outstanding voting stock of any registered closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more registered closed-end investment companies.

         14. A Fund will not purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         15. A Fund will not purchase or retain securities of any company if, to the knowledge of Cowen Funds, Inc., any of its officers or Directors or any officer or director of Cowen individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

         16. A Fund will not invest in excess of 5% of the value of its net assets in warrants, valued at the lower of cost or market value. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

         Cowen Funds, Inc. may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Fund in certain states. Should Cowen Funds, Inc. determine that a commitment is no longer in the best interests of the Fund and its shareholders, Cowen Funds, Inc. will revoke the commitment by terminating the sale of shares of the Fund in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.


PORTFOLIO TRANSACTIONS

         Decisions to buy and sell securities and other financial instruments for each Fund are made by Cowen Asset Management, which also is responsible for placing these transactions, subject to the overall review of the Board of Directors. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Cowen Asset Management, investments of the type a Fund may make may also be made by these other accounts. When a Fund and one or more other accounts managed by Cowen Asset Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Cowen Asset Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

         Portfolio transactions effected on U.S. stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities may include commissions or mark ups. Purchase and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         To the extent consistent with applicable provisions of the 1940 Act, other securities laws and the rules and exemptions adopted by the thereunder, the Board of Directors has determined that portfolio transactions may be effected through Cowen if, in the judgment of Cowen Asset Management, the use of Cowen is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, Cowen charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers, except in those cases in which better prices and executions may be obtained elsewhere, and principal transactions are not entered into with affiliates of a Fund except pursuant to exemptive rules or orders adopted by the SEC.

         In selecting brokers or dealers to execute portfolio transactions on behalf of each Fund, Cowen Asset Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Cowen Asset Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Cowen Asset Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or other accounts over which Cowen Asset Management or its affiliates exercise investment discretion. Cowen Asset Management's fees under its agreement with the Funds are not reduced by reason of its receiving brokerage services. The Board of Directors periodically reviews the commission paid by the Funds to determine if the commission paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds. For the fiscal period ended November 30, 1996, the Funds did not pay any brokerage commissions.

PORTFOLIO VALUATION

         The assets of each Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Directors. High quality, short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair market value as determined by the Board of Directors. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

                            PURCHASES AND REDEMPTIONS

NET ASSET VALUE


         The net asset value per share of each Fund is calculated on each day on which the New York Stock Exchange, Inc. (the "Exchange") is open as of 4:15 p.m. Eastern time. The Exchange is currently open on each Monday through Friday, except (1) January 1st, Martin Luther King Day (the third Monday in January), Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th; and (2) the preceding Friday when one of those holidays falls on a Saturday or the subsequent Monday when one of those holidays falls on a Sunday.


PURCHASES

         Shares of each Fund are offered by Cowen Funds, Inc. and are distributed on a best efforts basis by Cowen as its principal underwriter pursuant to a Distribution Agreement.

         The word "Cowen" in each Fund's name has been adopted pursuant to a provision contained in the Distribution Agreement. Under that provision, Cowen may terminate the Fund's license to use the word "Cowen" in its name when Cowen ceases to act as the Fund's principal underwriter.

REDEMPTIONS

         The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for the periods during which the Exchange is closed (other than for customary weekend and holiday closings); (2) when trading in the markets the Fund normally utilizes is restricted or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

                                   MANAGEMENT

BOARD OF DIRECTORS

         The names of the directors and executive officers of the Funds, their addresses, principal occupations during the past five years and other affiliations are set forth below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk; unless noted otherwise the business address of each such individual is Financial Square, New York, New York 10005. Each of the directors is also a director of one or more investment companies of which Cowen is Investment Manager.

Directors of the Funds


         James H. Carey, Director, age 64. Managing Director of Briarcliff Financial Associates, Inc. (since June, 1991) and former Chief Executive Officer, Director and Treasurer of National Capital Benefits Corporation (since March, 1994). Mr. Carey is also a Director of Airborne Freight Corporation, Jonathan Woodner Company, former Director of NCB Insurance Limited (Bermuda), The Midland Company, The Murray & Isabella Rayburn Foundation, Nantucket Industries, Inc. and Vice Chairman of the U.S. Committee for UNICEF. Prior thereto he was President and Chief Executive Officer, The Berkshire Bank (May 1989 to June 1991). His address is Village View and Canterbury Roads, Manchester Center, VT 05255 .



         *Joseph M. Cohen, Chairman and Chief Executive Officer of the Funds, age 59. Principal Executive Officer and since March 1991 Class I Limited Partner of Cowen and Chairman and President of Cowen Incorporated, the sole general partner of Cowen. Prior thereto he was the Managing General Partner of Cowen. Director, Chairman and Chief Executive Officer of the Cowen Mutual Funds.



         Dr. Peter P. Gil, Director, age 74. Director, Arthur D. Little Management Institute Board since 1991 and former Executive Board Member and currently Acting Dean of the Institute; Trustee and Executive Committee Member, Plimoth Plantation, (Plymouth, Mass.) From July 1988 to July 1994, Dr. Gil served in a variety of senior administrative positions at the Sloan School of Management, Massachusetts Institute of Technology, as Director, Management of Technology Program, the Senior Executive Program, External Relations of the School; and Senior Lecturer. Prior to July 1988 he was Associate Dean of the School. His address is 79 Main Street, New Castle, New Hampshire 03854-0651.



         Dr. Martin J. Gruber, Director, age 59. Chairman, Department of Finance and Nomura Professor of Finance, Leonard N. Stern School of Business Administration, New York University. He is also a Trustee of BT Pyramid Mutual Funds, Director of Japan Equity Fund, Inc., and the Taiwan Equity Fund, Inc.; and a Trustee of BT Leadership Trust and the T.I.A.A. Board. His address is New York University, 44 West 4th Street, New York, New York 10012.

         Burton J. Weiss, Director, age 66. Self-employed consultant since March, 1988. His address is 103 Marin Drive, Chapel Hill, North Carolina 27516.

Officers of the Funds Not Noted Above

         Rodd M. Baxter, Secretary. General Counsel of Cowen Asset Management and Director of Cowen. His address is Financial Square, New York, New York 10005.

         Gordon Ifill, Investment Officer. Portfolio Manager of Cowen Asset Management. His address is Financial Square, New York, New York 10005.

         Alan Koepplin, Investment Officer. Senior Vice President of Cowen since May 1992. His address is Financial Square, New York, New York 10005.

         William Church, Vice President and Senior Investment Officer. Class I Limited Partner of Cowen, Managing Director of Cowen Incorporated and Chief Investment Officer of Cowen Asset Management. His address is Financial Square, New York, New York 10005.

         Creighton H. Peet, Vice President, Treasurer and Senior Investment Officer. Class I Limited Partner of Cowen, Managing Director of Cowen Incorporated. His address is Financial Square, New York, New York 10005.

         David Sarns, President. Chief Administrative Officer and Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated. His address is Financial Square, New York, New York 10005.

         Irwood Schlackman, Controller. Mutual Fund Administrator of Cowen. His address is Financial Square, New York, New York 10005.

COMPENSATION AND HOLDERS OF SECURITIES


         No officer, director, partner or employee of Cowen or its affiliates will receive any compensation from Cowen Funds, Inc. for serving as an officer or director of Cowen Funds, Inc. Directors who are not officers, directors, partners, stockholders or employees of Cowen or its affiliates receive a fee, in respect of each Fund that has commenced investment operations, of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses. The Directors have agreed to waive all fees until such time as Cowen ceases to waive its Investment Management Fee. As of March 4, 1998, the officers and Directors of the Funds beneficially owned as a group less than 1% of the outstanding shares of each Fund. As of March 4, 1998, the following persons owned 5% or more of a class of the CIFIF securities: Class B-- Barbara B. Enfield (13%), 501 Latane

Drive, Richmond, Virginia 23236; Celia R. Klein (36%), 215 Beaumont Street, Brooklyn, New York 11235; Henry M. Green (116%), 41 State Street, Albany, New York 12207; Donaldson Lufkin & Jenrette Securities Corp. (8%), P.O. Box 2052, Jersey City, NJ 07303-2052. Class I-- Valerie N. Solomon (5%), 20 Pine Tree Lane, Albany, NY 12208; Albert R. Olds, Jr. (5%), c/o Guarantee Trust Co., 18408 Cotton Ct., Castro Valley, CA 94552; Castel Prop, Inc. Profit Sharing Trust (5%), 304 Lakeshore Drive, Asheville, NC 28804-2323; Ritson, C&D (6%), 1537 Montellano Drive, San Jose, CA 95120-4803; Betty Hittenberger (7%), c/o Tripp Diedrichs, 2828 Pierce St., San Francisco, CA 94123; Folberg Family Trust (6%), 13 Gateway Plaza, San Francisco, CA 94111; Paul R. Mueller (5%), 1070 Mercedes Ave., #23, Los Altos, CA 94022; Lewis D. Lawrence (6%), Glendale Federal Bldg #214, 525 S. Myrtle Ave., Monrovia, CA 91016; Christopher Walsh (7%), 735 Washington St., Wellesley, MA 02181; W. Schoen (12%) 18041 SW Cardinal Dr., Lake Oswego, OR 97034-6641. As of March 4, 1998, the following persons own 5% or more of a class of the CGSF securities: Class A: J. Salomone (10%), 3957 Provost Ave., Bronx, NY 10466. Class I-- Salvatore F. Cimbolo, Jr. (9%), 1 Meadowbrook Club Way, Far Hill, New Jersey 07931; Pump Services Profit Sharing (72%), 303 State Street, North Haven, Connecticut 06473; Judith Love Cimbolo (9%), 1 Meadowbrook Club Way, Far Hill, New Jersey 07931; Branch Cabell & Co. 401K (44%), Post Office Box 27602, Richmond, Virginia 23261-7602; National Home Health Care (7%), 700 White Plains Rd., Ste. 363, Scarsdale, NY 10583.


                               COMPENSATION TABLE
                                      CGSF


Name of             Aggregate       Pension or      Estimated     Annual Total
Person              Compensation    Retirement      Benefits      Compensation
                    From            Benefits        Upon          From
                    Registrant      Accrued as      Retirement    Registrant
                                    Part of Fund                  and Fund
                                    Expenses                      Complex Paid
                                                                  to Directors*
James H. Carey        -0-           -0-             -0-           $28,750
Peter Gil             -0-           -0-             -0-           $28,750
Martin J. Gruber      -0-           -0-             -0-           $28,750
Burton J. Weiss       -0-           -0-             -0-           $28,750


                               COMPENSATION TABLE
                                      CIFIF


Name of             Aggregate       Pension or      Estimated     Annual Total
Person              Compensation    Retirement      Benefits      Compensation
                    From            Benefits        Upon          From
                    Registrant      Accrued as      Retirement    Registrant
                                    Part of Fund                  and Fund
                                    Expenses                      Complex Paid
                                                                  to Directors*
James H. Carey        -0-           -0-             -0-           $28,750
Peter Gil             -0-           -0-             -0-           $28,750
Martin J. Gruber      -0-           -0-             -0-           $28,750
Burton J. Weiss       -0-           -0-             -0-           $28,750



*There are seven funds in the complex.

INVESTMENT MANAGER

         Cowen, through Cowen Asset Management, its investment management division, serves as investment manager to each Fund pursuant to an Investment Management Agreement. Cowen, a limited partnership organized under the laws of New York, is controlled by its general partner, Cowen Incorporated. Cowen Incorporated is controlled by Mr. Joseph M. Cohen.

         From time to time Cowen Asset Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be reimbursed by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund's overall expense ratio and of increasing yield to investors, or the reverse, at the time such amounts are assumed or reimbursed, as the case may be. Cowen Asset Management will not be reimbursed for such amounts if such action would violate the provisions of any applicable state securities laws relating to the limitation of the applicable Fund's expenses. For the fiscal period ended November 30, 1995, no reimbursement was necessary for either Fund. With respect to CGSF and CIFIF, through July 11, 1994, Cowen waived all of each Fund's Investment Management Fee and has agreed to pay all of each Fund's expenses. From July 11, 1994 through March 31, 1995, Cowen continued to waive all of each Fund's Investment Management Fee and to pay all of each Fund's expenses. With respect to CGSF, Cowen voluntarily waived its investment management fee and service fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and .50% of the Class B distribution fee. The directors' fees are being waived by the directors. With respect to CIFIF, Cowen voluntarily waived its investment management fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and its service and distribution fees. The directors' fees are being waived by directors.

Shareholder Servicing and Distribution Plan (the "Plan")

         Cowen is paid monthly fees by the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the average daily net assets of the Funds attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of the Funds regarding their ownership of shares of their accounts with the Funds or who provide other similar services not otherwise required to be provided by the Funds' investment adviser, transfer agent or other agent of the Funds.

         In addition, pursuant to the Plan, the Funds pay to Cowen a monthly distribution fee at the annual rate of .25% for CGSF and .75% for CIFIF of the Funds average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representative or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

         Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it received under the Plan.


         For the fiscal years ended November 30, 1997, 1996 and 1995, Cowen received $7,192, $8,231 and $7,251 respectively for CGSF and $25,142, $33,421 and $25,585 respectively for CIFIF in servicing fees from Class A shares and $-0-, $293 and $1,126 respectively for CGSF and $3,072, $3,914 and $2,184 respectively for CIFIF in servicing and distribution fees from Class B shares.


CUSTODIAN AND TRANSFER AND DIVIDEND AGENT

         Investors Fiduciary Trust Company ("IFTC") is custodian of each Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, IFTC (1) maintains a separate account or accounts in the name of the Fund, (2) holds and transfers portfolio securities on account of the Fund, (3) makes receipts and disbursements of money on behalf of the Fund and (4) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities.


         DST Systems, Inc. ("DST") has agreed to serve as each Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which DST (1) issues and redeems shares of the Fund, (2) addresses and mails all communications by the Fund to its shareholders and (3) maintains shareholder accounts.


AUDITORS AND COUNSEL

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been selected as each Fund's independent auditors.

         Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as counsel for Cowen Funds, Inc.


                                      TAXES

         Set forth below is a summary of certain income tax considerations generally affecting each Fund and its shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific tax situations.

         Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund's net investment income, capital gains and distributions will be determined separately from any other series that Cowen Funds, Inc. may designate.

         Cowen Funds, Inc. intends for each Fund to qualify each year as a "regulated investment company" under the Code. If a Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains), the Fund will not be liable for federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

         Each Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) will require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. Each Fund will seek to monitor its transactions, will seek to make the appropriate tax elections and will seek to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss will be a short-term capital gain or loss if the shareholder has held the shares for one year or less.

         Each Fund's net realized long-term capital gains will be distributed as described in the Prospectus. The distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by Cowen Funds, Inc. to the shareholders of a Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any Fund share, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Investors considering buying Fund shares on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.

         Special rules contained in the Code apply when a Fund shareholder (1) disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires shares of a fund sponsored by Cowen on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the Fund shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days of redeeming shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

         If a shareholder fails to furnish Cowen Funds, Inc. with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.



                             PERFORMANCE INFORMATION

         From time to time, a Fund may quote its yield or total return, on a Class basis in advertisements or in reports and other communications to shareholders.

YIELD

         A Fund's 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                               6
                            YIELD = 2[( a-b +1)  - 1]
                                        ---
                                         cd

   Where:  a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursement).
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates the opposite can be expected to occur.

AVERAGE ANNUAL TOTAL RETURN

         A Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC, expressed as follows:

                                 P(1 + T)n = ERV

Where:   P     =     a hypothetical initial payment of $1,000.

         T     =     average annual total return.

         n     =     number of years.

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                                      CGSF


         Class A Shares/Average Annual Total Return for the periods ended November 30, 1997:



               1 year      =    1.47%
              *Inception   =    5.00%
              * January 20, 1993



         Class B Shares/Average Annual Total Return for the periods ended November 30, 1997:


               (As of November 30, 1996, there were no Class B shares outstanding.)


               Class I Shares/Average Annual Total Return for the periods ended November 30, 1997:



               1 year      =    6.55%
              *Inception   =    7.78%
              *July 11, 1994



         The Class A total return figures calculated in accordance with the above formula assumes that the maximum 4.75% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.


                                      CIFIF
         Class A Shares/Average Annual Total Return for the periods ended November 30, 1997:



               1 year     =      3.95%
              *Inception  =      5.49%
              *January 20, 1993



         Class B Shares/Average Annual Total Return for the periods ended November 30, 1997:



               1 year     =      3.21%
              *Inception  =      7.02%
              *July 12, 1994

         Class I Shares/Average Annual Total Return for the periods ended November 30, 1997:



               1 year      =     6.74%
              *Inception   =     7.70%
              *July 11, 1994


         The Class A total return figures calculated in accordance with the above formula assumes that the maximum 2.35% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

AGGREGATE TOTAL RETURN

         A Fund's aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                           ERV-P
                           -----
                             P

Where:   P   = a hypothetical initial payment of $10,000.

         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

         A Fund's total return figures calculated in accordance with the above formulas assume that the maximum sales load, 2.35% for Cowen Intermediate Fixed Income Fund and 4.75% for Cowen Government Securities Fund, have been deducted from the hypothetical initial investment at the time of purchase. The Class B aggregate total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge.

         A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                              FINANCIAL STATEMENTS


         Cowen Funds, Inc. hereby incorporates by reference the financial statements and related notes and the report of Ernst & Young LLP thereon included in the Annual Report to Shareholders of Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund for the fiscal year ended November 30, 1997. Cowen Funds, Inc. will provide a copy of the Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund Annual Report to each person who requests a copy of this Statement of Additional Information. Cowen Funds, Inc. will also furnish a copy of the Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund Annual Report, without charge, to any shareholder of this Fund upon request directed to Cowen Funds, Inc., at the address or telephone number given on the cover page of this Statement of Additional Information.

                                    APPENDIX


                     DESCRIPTION OF S&P AND MOODY'S RATINGS


DESCRIPTION OF S&P CORPORATE BOND RATINGS:

         AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

         Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                     PART C
                                OTHER INFORMATION

Item 24: Financial Statements and Exhibits

   (a)   Financial Statements included in Registration Statement:


         (i) Incorporated by reference under "Financial Highlights" included in Part A of Cowen Opportunity Fund.



         (ii) Incorporated by reference under "Financial Statements" in Part B of Cowen Opportunity Fund is that Fund's Annual Report to Shareholders, which includes the Statement of Investments and Statement of Assets and Liabilities as of November 30, 1997; Statement of Operations for the year ended November 30, 1997; Statement of Changes in Net Assets for the years ended November 30, 1996 and 1997; Notes to Financial Statements; and the Report of Ernst & Young LLP, Independent Auditors, dated January 9, 1998.


         (iii) Incorporated by reference under "Financial Highlights" included in Part A of Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund.


         (iv) Incorporated by reference under "Financial Statements" included in Part B of Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund is the Funds' Annual Report to Shareholders which includes the Statement of Investments and Statement of Assets and Liabilities as of November 30, 1997; Statement of Operations for the year ended November 30, 1997; Statement of Changes in Net Assets for the years ended November 30, 1996 and November 30, 1997; Notes to Financial Statements and the Report of Ernst & Young LLP, Independent Auditors, dated January 9, 1998.


   (b)   Exhibits:

Exhibit No.          Description of Exhibits
-----------          -----------------------
      1  (i)   Articles of Incorporation of Registrant  (a)
         (ii)  Form of Articles Supplementary of Registrant relating to the
               Fixed Income Funds  (a)
         (iii) Form of Articles of Amendment  (a)

      2  (i)   By-Laws  (a)
         (ii)  Amendment of Article I, Section 2 of the Fund's By-Laws  (a)

      3        Not applicable

      4        Not applicable

      5  (i)   Form of Investment Management Agreement relating to Cowen
               Opportunity Fund and Cowen Special Value Fund  (a)
         (ii)  Form of Investment Management Agreement Relating to the Fixed

               Income Funds  (a)
         (iii) Form of New Investment Management Agreement  (a)

      6        Form of Distribution Agreement  (a)

      7        Not applicable

      8        Custody Agreement  (a)

      9        Transfer Agency Agreement  (a)

     10  (i)   Opinion and consent of Willkie Farr & Gallagher relating to
               Cowen Opportunity Fund and Cowen Special Value Fund  (a)
         (ii)  Opinion and consent of Willkie Farr & Gallagher relating to
               Cowen Intermediate Fixed Income Fund and Cowen Tradition Fixed
               Income Fund  (a)
         (iii) Opinion of Counsel  (a)

     11        Consent of Independent Auditors

     12        Not applicable

     13        Form of Subscription Agreement  (a)

     14        Not applicable

     15  (i)   Form of Shareholder Servicing and Distribution Plan  (a)
         (ii)  Form of Shareholder Servicing Agreement  (a)
         (iii) Form of Distribution Related Services Agreement  (a)

(a) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A filed on March 26, 1997.

Item 25. Persons Controlled by or Under Common Control with Registrant

               The majority of the directors who serve on the Registrant's Board of Directors also comprise the majority of the Board of Directors of Cowen Standby Reserve Fund, Inc., Cowen Standby Tax-Exempt Reserve Fund, Inc. and Cowen Income + Growth Fund, Inc. Each of these registered investment companies is incorporated under the laws of Maryland.

Item 26. Number of Holders of Securities


               As of March 5, 1998, there were 3,883 record holders of Cowen Opportunity Fund, 647 record holders of Cowen Intermediate Fixed Income Fund and 155 record holders of Cowen Government Securities Fund.

Item 27. Indemnification

               Incorporated by reference to Item 27 of Part C of Registrant's Registration Statement filed on November 13, 1987.

Items 28  Business and Other Connections of Investment
and 29.   Manager; and Principal Underwriter


               Cowen & Co. ("Cowen"), through Cowen Asset Management, serves as Investment Manager to Registrant and is the principal underwriter and distributor of the Registrant's shares. Cowen is also the Investment Manager, principal underwriter and distributor of shares of Cowen Income + Growth Fund, Inc. ("CI+G"), Cowen Series Fund, Inc. ("CSF"), Cowen Standby Reserve Fund, Inc. ("CSRF") and Cowen Standby Tax-Exempt Reserve Fund, Inc. ("CSTXF"). Listed on the following pages are the names of all Partners of Cowen as of March 5, 1997, their positions and their positions with Registrant, if any, and under the heading "Other Business Activities and Principal Business Addresses, and business profession, vocation or employment of a substantial nature (other than business of Cowen) in which they have been engaged for their own account or in the capacity of director, officer, employee, partner or trustee during the past two fiscal years of the Registrant (referred to on the following pages as "CFI").

                                                                                OTHER BUSINESS
 NAME, CLASS OF PARTNERS          POSITION IF WITH FUNDS LISTED BELOW           ACTIVITIES AND
     AND PRINCIPAL            -------------------------------------------     PRINCIPAL BUSINESS
   BUSINESS ADDRESS             CSRF     CSTXRF    CI+G     CFI      CSF           ADDRESS
-------------------------     -------- --------- -------  ------  -------  ------------------------
GENERAL PARTNER

Cowen Incorporated (1)

CLASS I LIMITED PARTNERS

Anthony J. Aliberti (1)......                                              Since 1/1/96 -- Cowen Incorporated
                                                                           (1) -- MD

Domingo Alonso (1)...........                                              Since 1/1/97 -- Cowen Incorporated
                                                                           (1) -- MD

Richard A. Altschuler (3)....                                              Since 1/1/96 -- Cowen Incorporated
                                                                           (1) -- MD

Joseph Augustine (1).........                                              Since 1/1/97 -- Cowen Incorporated
                                                                           (1) -- MD

Alice C. Avanian (3).........                                              Since 1/1/97 -- Cowen Incorporated
                                                                           (1) -- MD

Michael H. Bassett (1).......                                              Since 3/30/92 -- Cowen Incorporated
                                                                           (1) -- MD

William A. Belfiore (1)......                                              Since 1/1/96 -- Cowen Incorporated
                                                                           (1) -- MD

Anthony R. Bergamaschi (1)...                                              Since 3/30/92 -- Cowen Incorporated
                                                                           (1) -- MD

Christopher A. Beyer (1)......                                             Since 3/30/94 -- Cowen Incorporated
                                                                           (1) -- MD

Andrew C. Brosseau (3).......                                              Since 1/1/96 -- Cowen Incorporated
                                                                           (1) -- MD

Kennedy M. Buckley (1).......                                              Since 3/30/92 -- Cowen Incorporated
                                                                           (1) -- MD

Richard S. Chu (3)...........                                              Since 3/30/91 -- Cowen Incorporated
                                                                           (1) -- MD

William R. Church (1).......                      V,SI    V,SI    V,SI     Since 3/30/91 -- Cowen Incorporated
                                                                           (1) -- MD

Jarrod M. Cohen (1)..........                                              Since 3/30/92 -- Cowen Incorporated
                                                                           (1) -- MD

Jon M. Cohen (1).............                                              Since 1/1/97 -- Cowen Incorporated
                                                                           (1) -- MD

Joseph M. Cohen (1)..........   C, D    C, D      C, D    C, D    C        Since 3/30/91 -- Cowen Incorporated
                                                                           (1) -- P,D

Peter E. Cohen (1)............                                             Since 3/30/93 -- Cowen Incorporated
                                                                           (1) -- MD

Terrence R. Connelly (1).....                                              Since 1/1/96 -- Cowen Incorporated
                                                                           (1) -- MD

Philip A. Conti (1)..........                                              Since 3/30/92 -- Cowen Incorporated
                                                                           (1) -- MD

Arthur Cowen, III (1)........                                              ETC Enterprises, Inc. (8); Since
                                                                           3/30/91 Cowen Incorporated
                                                                           (1) -- MD

Nancy M. Crowell (6).........                                              Since 3/30/92 -- Cowen Incorporated
                                                                           (1) -- MD

                                                                                        OTHER BUSINESS
 NAME, CLASS OF PARTNERS              POSITION IF WITH FUNDS LISTED BELOW              ACTIVITIES AND
     AND PRINCIPAL            ---------------------------------------------------      PRINCIPAL BUSINESS
   BUSINESS ADDRESS             CSRF      CSTXRF     CI+G       CFI        CSF             ADDRESS
-------------------------     --------  --------- ---------- ---------  ---------   --------------------------------------
Howard Dingley (7)............                                                       Since 1/1/97--Cowen Incorporated (1)-
                                                                                     -MD

Kenneth Dowd (1)..............                                                       Since 1/1/97--Cowen Incorporated (1)-
                                                                                     -MD

John P. Dunphy (1)............                                                       Since 3/30/92--Cowen Incorporated
                                                                                     (1)--MD

Alec D. Green (7).............                                                       Since 1/1/96--Cowen Incorporated
                                                                                     (1)--MD

Jeremiah Harrington (1).......                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Guy E. Heald (3)..............                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

William F. Herbert (3)........                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Edward I. Herbst (1)..........                                                       Since 3/30/91--Cowen Incorporated
                                                                                     (1)--MD

James M. Hesburgh (1).........                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Thomas L. Hgyde (1)...........                                                       Since 3/30/93--Cowen Incorporated
                                                                                     (1)--MD

Cornelius Howe (1)............                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Gerald P. Kaminsky ...........  D,SI      D,SI                                       Since 3/30/91--Cowen Incorporated
                                                                                     (1)--MD

Kurt B. Karmin (2)............                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

James C. Kedersha (3).........                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Jamie Kiggen (3)..............                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Jeffrey B. Kiley (1)..........                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Christopher D. Kirby (6)......                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

Albert F. Laub (3)............                                                       Since 3/30/91--Cowen Incorporated
                                                                                     (1)--MD

Daniel T. Lamaitre (3)........                                                       Since 3/30/92--Cowen Incorporated
                                                                                     (1)--MD

Maria F. Lewis-Kussmaul (3)...                                                       Since 3/30/93--Cowen Incorporated
                                                                                     (1)--MD

Stuart S. Lovejoy (1).........                                                       Since 1/1/96--Cowen Incorporated
                                                                                     (1)--MD

Arthur S. Lutzke (1)..........                                                       Since 3/30/93--Cowen Incorporated
                                                                                     (1)--MD

David E. Mack (1).............                                                       Since 3/30/91--Cowen Incorporated
                                                                                     (1)--MD

Joseph A. Majike, Jr. (3).....                                                       Since 1/1/97--Cowen Incorporated
                                                                                     (1)--MD

                                                                                        OTHER BUSINESS
 NAME, CLASS OF PARTNERS           POSITION IF WITH FUNDS LISTED BELOW                  ACTIVITIES AND
     AND PRINCIPAL           -------------------------------------------------        PRINCIPAL BUSINESS
   BUSINESS ADDRESS          CSRF      CSTXRF     CI+G       CFI        CSF                ADDRESS
-------------------------  --------  --------- ---------- ---------  ---------  ---------------------------------

Stephen Malfitano (1)....                                                       Since 3/30/94--Cowen Incorporated
                                                                                (1)--MD

Joseph M. Marinaro (1)...                                                       Since 3/30/96--Cowen Incorporated
                                                                                (1)--MD

Paul Marsh (1)...........                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

William O. Matthews(1)...                                                       Since 3/30/931--Cowen Incorporated
                                                                                (1)--D

William K. McCormick (5).                                                       Since 3/30/91--Cowen Incorporated
                                                                                (1)--MD

Malcolm G. McDonald (3)..                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

Kelly McGowen (1)........                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

Carl A. Mertz (1)........                                                       Since 3/30/92--Cowen Incorporated
                                                                                (1)--MD

Kathleen Miner (3).......                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

George G. Montgomery (6).                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

Raymond K. Moran (3).....                                                       Since 3/30/91--Cowen Incorporated
                                                                                (1)--Cowen Incorporated MD

Adele M. Morrissette (1).                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

Michael G. Mullen (3)....                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

Jerrold B. Newman (6)....                                                       Since 3/30/92--Cowen Incorporated
                                                                                (1)--MD

Donald F. Novell (1).....                                                       Since 3/30/93--Cowen Incorporated
                                                                                (1)--MD

Gary S. Pardo (1)........                                                       Since 3/30/96--Cowen Incorporated
                                                                                (1)--MD

Susan M. Passoni (3).....                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD

Elizabeth T. Pawel (1)...                                                       Since 3/30/96--Cowen Incorporated
                                                                                (1)--MD

Drew Peck................                                                       Since 3/30/96--Cowen Incorporated
                                                                                (1)--MD

Creighton H. Peet (1)....  D,T       D,T       V,SI,T    V,SI,T     T           Since 3/30/91--Cowen Incorporated
                                                                                (1)--MD

Antonio G. Pinto (1).....                                                       Since 3/30/91--Cowen Incorporated
                                                                                (1)--MD

Edward M. Posner (1).....                                                       Since 3/30/92--Cowen Incorporated
                                                                                (1)--MD

Peter J. Power (1).......                                                       Since 3/30/92-Cowen Incorporated
                                                                                (1)--MD

Charles J. Pradilla (1)..                                                       Since 1/1/97--Cowen Incorporated
                                                                                (1)--MD


                                                                                            OTHER BUSINESS
 NAME, CLASS OF PARTNERS              POSITION IF WITH FUNDS LISTED BELOW                   ACTIVITIES AND
     AND PRINCIPAL            ---------------------------------------------------         PRINCIPAL BUSINESS
   BUSINESS ADDRESS             CSRF      CSTXRF     CI+G       CFI        CSF                 ADDRESS
-------------------------     --------  --------- ---------- ---------  --------- ---------------------------------
William Rechter (1)........                         SI        SI                  Since 3/30/92--Cowen Incorporated
                                                                                  (1)--MD

Stephen E. Reilly (3)......                                                       Since 3/30/93--Cowen Incorporated
                                                                                  (1)--MD

Todd B. Robbins (1)........                                                       Since 3/30/93--Cowen Incorporated
                                                                                  (1)--MD

Richard Lrugani (1 and 3)..                                                       Since 3/30/92--Cowen Incorporated
                                                                                  (1)--MD

David R. Sarns (1).........     P         P         P         P          P        Since 3/30/93--Cowen Incorporated
                                                                                  (1)--MD

Stephen M. Scala (3).......                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Thomas R. Schwartz (1).....                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Kenneth Sheinberg (1)......                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Hugh T. Shytle (3).........                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Arthur J. Stavaridis
(1 and 3)..................                                                       Since 3/30/92--Cowen Incorporated
                                                                                  (1)--MD

David K. Stone (3).........                                                       Since 3/30/93--Cowen Incorporated
                                                                                  (1)-MD

Robert W. Stone (3)........                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Alan Streeter (1)..........                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Richard S. Striefler (1)...                                                       Since 3/30/93--Cowen Incorporated
                                                                                  (1)--MD

Franklyn Theis (3).........                                                       Since 3/30/92--Cowen Incorporated
                                                                                  (1)--MD

Robert Valdez (6)..........                                                       Since 3/30/94--Cowen Incorporated
                                                                                  (1)--MD

Cai Von Rumohr (3).........                                                       Since 3/30/91--Cowen Incorporated
                                                                                  (1)--MD

Hans C. Vitzthum (3)........                                                      Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Harold Vogen (1)...........                                                       Since 1/1/96--Cowen Incorporated
                                                                                  (1)--MD

Robert S. Walterman (4)....                                                       Since 1/1/97--Cowen Incorporated
                                                                                  (1)--MD

Stephen R. Weber (3).......                                                       Since 3/30/91--Cowen Incorporated
                                                                                  (1)--MD

Miriam C. Willard (1)......                                                       Since 1/1/96--Cowen Incorporated
                                                                                  (1)--MD

Jonathan H. Zauderer (1)...                                                       Since 1/1/96--Cowen Incorporated
                                                                                  (1)--MD

Michael Zolezzi (6)........                                                       Since 3/30/94--Cowen Incorporated
                                                                                  (1)--MD

                                                                                        OTHER BUSINESS
 NAME, CLASS OF PARTNERS              POSITION IF WITH FUNDS LISTED BELOW              ACTIVITIES AND
     AND PRINCIPAL            ---------------------------------------------------      PRINCIPAL BUSINESS
   BUSINESS ADDRESS             CSRF      CSTXRF     CI+G       CFI        CSF             ADDRESS
-------------------------     --------  --------- ---------- ---------  ---------   -----------------------
LIMITED PARTNERS

George N. Cowen (4)......                                                            None

Richard B. Frackman (1)..                                                            None

John B. Greene (5).......                                                            None

Joseph V. Perri (1)......                                                            None

Charles L. Wood (2)......                                                            None



-------------------------
(1)  Financial Square, New York, New York 10005
(2)  Texaco Heritage Plaza, 111 Bagby St., #2350, Houston, Texas
(3)  Two International Place, Boston, Massachusetts 02110
(4)  West Building, 31st Floor, 280 Park Avenue, New York, New York 10017
(5)  Courthouse Plaza Northeast, Dayton, Ohio 45402
(6)  Four Embarcadero Center, Suite 1200, San Francisco, California 9411
(7)  One Angel Court, London, England ECZR, 7HJ
(8)  30 West 75th Street, New York, New York 10023



P--       President
C--       Chairman of the Board
D--       Director
V--       Vice President
T--       Treasurer
S--       Secretary
SI--      Senior Investment Officer
AS--      Assistant Secretary
MD--      Managing Director

Item 29(c).

                Not Applicable

Item 30.  Location of Accounts and Records

               (1)    Cowen Standby Reserve Fund, Inc.
                      Financial Square
                      New York, New York 10005


               (2)    Investors Fiduciary Trust Company
                      801 Pennsylvania
                      Kansas City, Missouri 64105



               (3)    DST Systems, Inc.
                      210 West 10th Street
                      Kansas City, Missouri 64105


Item 31.  Management Service

               Not applicable.

Item 32.  Undertakings

               Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 30th day of March, 1998.


                                COWEN FUNDS, INC.



                              /s/   Joseph M. Cohen
                              by    Rodd M. Baxter,
                                    Attorney-in-Fact
                                    Joseph M. Cohen, Chairman




          Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 30th day of March, 1998.



Signature                           Title                   Date

/s/ Joseph M. Cohen                 Chairman (Chief         March 30, 1998
by Rodd M. Baxter,                  Executive Officer)
Attorney-in-Fact                    and Director
Joseph M. Cohen

/s/ James H. Carey                  Director                March 30, 1998
by Rodd M. Baxter,
Attorney-in-Fact
James H. Carey

/s/ Peter P. Gil                    Director                March 30, 1998
by Rodd M. Baxter,
Attorney-in-Fact
Peter P. Gil

/s/ Martin J. Gruber                Director                March 30, 1998
by Rodd M. Baxter,
Attorney-in-Fact
Martin J. Gruber


/s/ Creighton H. Peet               Treasurer (Chief        March 30, 1998
----------------------              Financial Officer)
by Rodd M. Baxter,
Attorney-in-Fact

/s/ Burton J. Weiss                 Director                March 30, 1998
by Rodd M. Baxter,
Attorney-in-Fact
Burton J. Weiss

                                INDEX TO EXHIBITS



Exhibit No.                         Description of Exhibits
-----------                         -----------------------

     11        Consent of Independent Auditors